Exhibit 10.53

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

GILEAD SCIENCES LIMITED – PHARMACHEM TECHNOLOGIES (GRAND BAHAMA), LTD.

ADDENDUM TO TENOFOVIR DISOPROXIL FUMARATE MANUFACTURING SUPPLY AGREEMENT

The Parties hereby acknowledge and agree to the following:

This Addendum agreement (the “Addendum”) is entered into as of December 5, 2008 by and between PharmaChem Technologies (Grand Bahama) Ltd., a Commonwealth of the Bahamas company (“PharmaChem”) having its principal place of business at West Sunrise Highway, Freeport, Grand Bahama, Commonwealth of the Bahamas, and Gilead Sciences Limited, an Irish limited company (“GSL”) whose registered address is Unit 12, Stillorgan Industrial Park, Blackrock, Co. Dublin, Ireland. PharmaChem and GSL may be referred to individually as a “Party” and collectively as the “Parties” in this Addendum.

WHEREAS by a Manufacturing Supply Agreement dated July 17, 2003 made between PharmaChem and Gilead World Markets Ltd. (“GWM”), as novated by a Novation Agreement dated June 14, 2004 and further amended on July 15, 2005, July 31, 2005, May 10, 2007, and August 20,2007, made between GWM, GSL and PharmaChem (the “Agreement”), PharmaChem agreed to manufacture and supply bulk tenofovir disoproxil fumarate (the “Product”) to GSL on the terms and conditions therein set out and until December 31, 2010;

WHEREAS the Parties hereto desire to extend the term of the Agreement until December 31, 2012 at the same terms and conditions thereof except as provided herein;

WHEREAS a previous Addendum provided for GSL to sell to PharmaChem certain key raw materials required for manufacturing of TDF (the “Key Raw Materials”);

WHEREAS Gilead has secured from [*].

NOW THEREFORE, in consideration of the covenants herein and intending to be legally bound hereby, the “Whereas” clauses being an integral and material part of this Addendum, the Parties hereby agree as follows:

1. Article 2 of the Agreement is cancelled and replaced by the following:

“The Term of this Agreement shall begin as of the effective Date, and shall remain in effect until December 31, 2012 (the “Initial Term”), and thereafter for subsequent automatic two-year renewal terms (each a “Renewal Term”), unless terminated by either Party effective at the end of the Initial Term or any Renewal Term by at least twelve (12) months prior written notice or unless earlier terminated according to Section 12 “Termination” of this Agreement.”

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2. The Price of Product delivered in accordance with the Agreement (Exhibit B) will be as set forth on Schedule 1. It is intended that all purchases of Product within a calendar year, [*] and at whatever modified pricing agreed to by Gilead, will be counted towards the commitment under Schedule 1, Combined Quantity, and that pricing for Gilead will be calculated following the formula and examples in Schedule 1 based on quantities of Product purchased/forecasted by [*].

3. The current and projected purchase prices for the Key Raw Materials are set forth on Schedule 2. The current and projected purchase prices for the other Raw Materials are set forth on Schedule 3. The current and projected energy costs are set forth on Schedule 4. Deviations of actual costs, and energy prices from the values in Schedules 2, 3, and 4, may be used to modify the purchase price for Product pursuant to Section 10 of the Agreement for years 2009 through 2012, however, any price increase calculated under Section 10 for the year 2009 will be reduced by [*].

4. Price reductions for yield improvements under Process Improvements Sections 8 and 10 will be calculated using the per step yields as listed in Schedule 5.

5. Gilead may substitute quantities of a different compound for tenofovir disoproxil fumarate (“TDF”) as the “Product” to be manufactured by PharmaChem under this Agreement, on terms and conditions [*] to be mutually agreed in writing by Gilead and PharmaChem. If that happens, the quantities of such other compound manufactured by PharmaChem shall [*].

6. This Addendum may only be amended by a written instrument signed by each of the parties hereto.

7. This Addendum shall be deemed severable; the invalidity or unenforceability of any term or provision of this Addendum shall not affect the validity or enforceability of this Addendum or of any other term thereof, which shall remain in full force and effect.

8. The Agreement amended hereby shall continue in full force and effect except as expressly amended hereby.

In WITNESS WHEREOF, the parties hereto hereby execute this Addendum as of the date first indicated above.

PharmaChem Technologies (Grand Bahama), Ltd.

By:	/s/ Pietro Stefanutti
Name:	Pietro Stefanutti
Title:	President

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Gilead Sciences Limited

By:	/s/ John F. Milligan, Ph.D.
Name:	John F. Milligan, Ph.D.
Title:	Director

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Schedule 1

A. Price List.

During calendar year 2009:

$ [*]

$ [*]

$ [*]

$ [*]

$ [*]

$ [*]

The minimum total purchases for the year will be [*]

During calendar year 2010:

$ [*]

$ [*]

$ [*]

$ [*]

$ [*]

$ [*]

The minimum total purchases for the year will be [*]

During calendar year 2011:

$ [*]

$ [*]

$ [*]

$ [*]

$ [*]

$ [*]

The minimum total purchases for the year will be [*]

During calendar year 2012:

Price = $ [*]

$ [*]

$ [*]

$ [*]

$ [*]

$ [*]

The minimum total purchases for the year will be [*]

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

In the list above, the metric tons of Product means the total (the “Combined Quantity”) forecasted/ordered [*].

In the list above, the target price at a particular level of Combined Quantity will hold until the next higher purchase tier is reached. For example, if the Combined Quantity for 2012 totals [*], the price will be the price set for [*], i.e., $[*].

B. Gilead Price Based on Total Forecasted Purchases. The Price for any given calendar year shall be based on the list in “A” above with Gilead Annual Quantity set as per Section 3 of the Agreement.

The [*] shall determine the total commitment in USD to PharmaChem for the given calendar year (the “Annual USD Commitment”). For example,

Year 2009 [*] which gives a total Annual USD Commitment of [*].

[*]

Gilead’s [*] tentative price for the year would then be calculated taking into consideration [*] as follows:

[*]

[*]

[*]

C. Gilead Price Adjustments Based on Total Actual Purchases. Because [*] actual purchases in a calendar year may vary from the [*] projected purchases used in the initial annual Gilead price calculation in “B,” Gilead and PharmaChem shall, [*], recalculate the price using the formula in section “B” above and the [*]. If the adjusted price is higher than the price paid by Gilead based on the start-of-year calculation, then [*]

Price reductions due to reduced Key Raw Material, raw material, or energy costs as well as reductions due to Process Improvements shall be applied and reduce the [*].

D. Price for Gilead Purchases above Annual Commitment. If Gilead orders more Product than the Gilead commitment (Gilead Annual Quantity) for a calendar year, the price for such excess amount will be [*]. Such excess quantities and the price therefor shall [*].

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Schedule 2

Current and Projected purchase prices for Key Raw Materials in USD per kilogram

Key Raw Materials	2007	2008	2009	2010	2011	2012
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]

Schedule 3

Current and Projected purchase prices for other Raw Materials in USD and their usage rates per Key Raw Material

Product: [*]	US$/Unit	Units/Bx
Key Ingredient: [*]	[*]	[*]
Auxiliary Materials
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Product: [*]	US$/Unit	Units/Bx
Key Ingredient: [*]		[*]
Auxiliary Materials
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]

Product:[*]	US$/Unit	Units/Bx
Key Ingredient: [*]		[*]
Auxiliary Materials
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Schedule 4

Current and Projected Energy Costs in USD

[*]

Cost per kwh.

[*]

[*]

Total    [*]

[*]

[*]

[*]    [*]

Schedule 5

Baseline yield per step

Step One: [*]

[*]

Step Two: [*]

[*]

Step Three: [*]

[*]

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.